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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                       DONALDSON, LUFKIN & JENRETTE, INC.

             (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                                 13-1898818
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

           277 Park Avenue
             New York, NY                                 10172
(Address of Principal Executive Offices)                (Zip Code)


If this form relates to the                     If this form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and                   12(g) of the Exchange Act and
is effective pursuant to General                is effective pursuant to General
Instruction A.(c), please check                 Instruction A.(d), please check
the following box. [X]                          the following box. |X|


Securities Act registration statement file number to which this form relates: 333-74549


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                    Name of Each Exchange on Which
          to be so Registered                    Each Class is to be Registered
          -------------------                    ------------------------------

Donaldson, Lufkin & Jenrette, Inc. - DLJdirect               NYSE
  Common Stock, $0.10 par value per share
  Donaldson, Lufkin & Jenrette, Inc. - DLJ                   NYSE
  Common Stock, $0.10 par value per share


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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Item 1:   Description of Registrant's Securities to be Registered

     The description under the heading "Description of Capital Stock", in the Prospectus included in the Registrant's Registration Statement on Form S-3 (Registration No. 333-74549) (the "Registration Statement on Form S-3"), as amended is incorporated herein by reference.

Item 2:   Exhibits

     The following exhibits will be filed with the Securities and Exchange
Commission:

     1. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-3.

     2. By-laws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-3.






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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            Donaldson, Lufkin & Jenrette, Inc.


                                            By: /s/ Majorie White
                                               --------------------------------
                                               Name: Marjorie White
                                               Title: Secretary

Date: May 10, 1999






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